UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2003


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)


          California                    0-11113                  95-3673456
  (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


     1021 Anacapa Street, Santa Barbara, CA                         93101
     (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: (805)564-6298



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Item 7. Financial Statements and Exhibits.
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Exhibits

99.1 Press Release dated August 4, 2003 regarding sale of note.

Item 9.  Regulation FD Disclosure

     On August 1, 2003, Pacific Capital Bancorp ("the Company") recorded the assignment to Canpartners Realty Holding Company IV, LLC of a $15.8 million note secured by a prominent hotel property in the Santa Barbara area.

     On August 4, 2003, the Company issued a press release announcing this assignment. The press release appears as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              PACIFIC CAPITAL BANCORP

Date:  August 4, 2003                         /s/ Donald Lafler
                                              -----------------
                                              Donald Lafler
                                              Executive Vice President and
                                              Chief Financial Officer